Exhibit 32.1

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that to his knowledge, the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Form 10-Q”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2026

/s/ Steve Henry
Steve Henry Paper & Packaging CEO and President USA of Domtar